Other Investments	12 Months Ended
Mar. 31, 2024
Disclosure of Other Investments [Abstract]
OTHER INVESTMENTS
10.	OTHER INVESTMENTS

	March 31, 2024	March 31, 2023
Investments designated as FVTOCI
Public companies	$547	$918
Private companies	62	65
	609	983
Investments designated as FVTPL
Public companies	42,488	11,396
Private companies	3,157	3,161
	45,645	14,557
Total	$46,254	$15,540

Investments in publicly traded companies represent equity interests of other publicly-trading mining companies that the Company has acquired through the open market or through private placements. Investments held for trading are classified as FVTPL. For other investments, the Company can make an irrevocable election, on an instrument-by-instrument basis, to designate them as FVTOCI.

The continuity of such investments is as follows:

	Fair Value	Accumulated fair value change included in OCI	Accumulated fair value change included in P&L
April 1, 2022	$17,768	$(24,336)	$3,703
Loss on equity investments designated as FVTOCI	(1,312)	(1,312)	-
Loss on equity investments designated as FVTPL	(2,318)	-	(2,318)
Acquisition	3,702	-	-
Disposal	(1,035)	-	-
Impact of foreign currency translation	(1,265)	-	-
March 31, 2023	$15,540	$(25,648)	$1,385
Gain on equity investments designated as FVTOCI	(67)	(67)	-
Gain on equity investments designated as FVTPL	9,074	-	9,074
Acquisition	23,305	-	-
Disposal	(1,492)	-	-
Impact of foreign currency translation	(106)	-	-
March 31, 2024	$46,254	$(25,715)	$10,459

On August 6, 2023, the Company and OreCorp Limited (ASX: ORR) (“OreCorp”) announced the signing of a binding scheme implementation deed (the “Agreement”) whereby the Company will acquire all fully-paid ordinary shares of OreCorp not held by the Company or its associates (the “OreCorp Shares”), pursuant to an Australian scheme of arrangement under Part 5.1 of the Corporation Act 2001(Cth) (the “Scheme”), subject to the satisfaction and/or waiver of various conditions, whereby each holder of OreCorp Shares will receive, for each OreCorp Share held, 0.15 Australian dollar (“A$”) in cash and 0.0967 of a Silvercorp common share.

Concurrently with entering into the Agreement, the Company and OreCorp entered into a placement agreement, whereby Silvercorp agreed to purchase 70,411,334 new fully-paid ordinary shares of OreCorp at a price of A$0.40 per OreCorp Share for aggregate proceeds of approximately $18.5 million (A$28.0 million). The placement was completed in August 2023, and as a result, the Company held approximately 15% of the total outstanding ordinary shares of OreCorp. Subsequent to the private placement, the Company acquired additional 3,477,673 OreCorp Shares on the market through the Australian Securities Exchange (the “ASX”) for approximately $1.1 million, and as of December 31, 2023, the Company held 73,889,007 OreCorp Shares, representing 15.74% of the total outstanding ordinary shares of OreCorp.

The Agreement and the Scheme were amended and restated on November 23, 2023 (the “Amending Deed”) to increase the cash consideration from A$0.15 to A$0.19 with no change to the share consideration, being 0.0967 of a Silvercorp common share, for each OreCorp Share.

As a result of Perseus Mining Limited (“Perseus”) acquiring 19.9% relevant interest in OreCorp and indicating they would vote against the Scheme, on December 26, 2023, the Company and OreCorp entered into a Bid Implementation Deed (“BID”), pursuant to which Silvercorp has agreed to acquire, by means of an off-market takeover offer, all of the OreCorp Shares not already owned by Silvercorp for consideration comprising 0.0967 common shares of Silvercorp and A$0.19 cash per OreCorp Share (the “Consideration”). The offer is subject to minimal conditions, including Silvercorp having a relevant interest in at least 50.1% of the OreCorp Shares.

As with the Scheme, under certain circumstances a break fee of approximately A$2.8 million will be payable by OreCorp to Silvercorp if the BID is terminated.

In March 2024, the Company announced that it had been unable to obtain a minimum of 50.1% interest in OreCorp pursuant to its off-market takeover offer for OreCorp’s shares and elected not to exercise its right to match Perseus’ competing offer for OreCorp.

In April 2024, the Company accepted Perseus’ offer and received approximately A$42.5 million from Perseus for the investments in OreCorp shares and A$2.8 million break fee from OreCorp.

As of March 31, 2024, the Company recorded a gain of $7.7 million on mark to market due to the changes of OreCorp share price since the Company’s initial investment in OreCorp in August 2023.

The transaction costs related to the proposed acquisition of OreCorp, net of the break fee, was a recovery of $0.3 million, and recorded as property evaluation and business development expenses on the consolidated statements of income for the year ended March 31, 2024.